LVIP Columbia Value Opportunities Fund (the “Fund”) Supplement Dated August 27, 2012 to the Summary Prospectus dated April 30, 2012, Supplemented July 1, 2012

This Supplement updates certain information in the Fund’s Summary Prospectus. You may obtain copies of the Fund’s Prospectus and Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

The purpose of this Supplement is to describe important changes to the Fund. Effective September 21, 2012 the Fund will have a new name, sub-adviser, investment objective, portfolio manager and investment strategy. Effective September 28, 2012, the Fund will add a risk portfolio management strategy employed by additional portfolio managers.

Change to the Fund’s Sub-Adviser:

Effective September 21, 2012, J.P. Morgan Investment Management Inc. will replace Columbia Management Investment Advisers, LLC as the Fund’s sub-adviser.

Change to the Fund’s Name:

Effective September 21, 2012, the name of the Fund shall be LVIP JPMorgan Mid Cap Value RPM Fund.

All references to the Fund’s name shall be revised accordingly.

Changes to the Fund’s Investment Objective:

Effective September 21, 2012, the investment objective of the LVIP JPMorgan Mid Cap Value RPM Fund (the “Fund”) is to seek long-term capital appreciation.

Changes to the Fund’s Principal Investment Strategies and Principal Risks:

Effective September 21, 2012, the following replaces Principal Investment Strategies on page 2:

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of medium-cap companies. In this context, “assets” means net assets, plus the amount of borrowings for investment purposes. The sub-adviser defines medium-cap companies as companies with market capitalizations between $1 billion and $20 billion at the time of purchase. In implementing its main strategies, the sub-adviser’s investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the sub-adviser may invest. To the extent the sub-adviser uses derivatives, the sub-adviser will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

The sub-adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The sub-adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong, experienced management teams.

The sub-adviser may sell a security for several reasons. For example, a security may be sold due to a change in the company’s fundamentals or if the sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the sub-adviser identifies a stock that it believes offers a better investment opportunity.

Effective September 28, 2012, the following is added to the Principal Investment Strategies on page 2:

The Fund’s adviser will also employ an actively managed risk-management overlay using up to 20% of the Fund’s net assets. This risk portfolio management strategy or “RPM strategy” consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility. The adviser selects individual futures contracts on equity indices of U.S. markets that it believes will have prices that are highly correlated to the Fund’s equity exposure. The RPM strategy is separate and distinct from any riders or features of your insurance contract.

The adviser will regularly adjust the level of exchange-traded futures contracts to manage the Fund’s overall net risk level, i.e. volatility. “Volatility” in this context means variance in the Fund’s investment returns. Futures contracts can be purchased or sold by the adviser for less than their contract value, allowing an efficient use of Fund assets for the RPM strategy.

The adviser’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree.

In addition to holding short positions in exchange-traded futures, where market volatility is below the adviser’s target volatility level, the adviser may periodically maintain a “long” position in futures to increase the overall level of economic exposure to equity securities. Under these circumstances, the adviser’s use of exchange-traded futures in the RPM strategy may increase the Fund’s economic exposure to equity securities up to a maximum of 110% of the Fund’s assets. As a result, the Fund may at certain times have leveraged exposure to equity securities. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage. In addition, the adviser will segregate liquid assets or otherwise cover these transactions to mitigate risk.

Effective September 21, 2012, the following is added to Principal Risks on page 2:

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Medium-Cap Companies Risk: Investments in medium-cap companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Medium-cap company stocks generally trade less frequently and in lower volumes, and may experience difficulty closing out positions at prevailing market prices.

—	Foreign Securities Risk is hereby removed.

—	Currency Risk is hereby removed.

—	Fund of Funds Risk is hereby removed.

Effective September 28, 2012, the following is added to Principal Risks on page 2:

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Leverage Risk: Investment in certain futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures contracts may exceed the amount invested.

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Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.

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Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.

Changes to the Fund’s Sub-Adviser and Portfolio Managers:

Effective September 21, 2012 J.P. Morgan Investment Management Inc. is the Fund’s sub-adviser.

Effective September 28, 2012 Lincoln Investment Advisors Corporation Portfolio Managers will begin managing a portion of the Fund.

The following replaces Investment Adviser and Sub-Adviser on page 3:

Investment Adviser and Sub-Adviser

Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”)

Investment Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMorgan”)

LIA Portfolio Managers	Company Title	Experience w/ Fund

Kevin J. Adamson	Vice President, Chief Operating Officer	Since September 2012

David A. Weiss	Vice President, Chief Investment Officer	Since September 2012

JPMorgan Portfolio Managers	Company Title	Experience w/ Fund

Jonathan K.L. Simon	Managing Director	Since September 2012

Lawrence Playford	Managing Director	Since September 2012

Gloria Fu	Executive Director	Since September 2012

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